UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 8, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

              Kansas                    1-04721                48-0457967
     (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                           Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                     66251
     (Address of principal executive offices)                  (Zip Code)


    Registrant's telephone number, including area code    (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

Sprint Corporation hereby amends its Current Report on Form 8-K dated February 8, 2005 as set forth in this Current Report on Form 8-K/A to set forth the Board Committee to which the new director, James H. Hance, Jr., has been named.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported, on February 8, 2005, the Board of Directors of Sprint Corporation ("Sprint") elected James H. Hance, Jr. as a director. Mr. Hance recently retired as Vice Chairman of Bank of America Corporation, a financial services holding company.

At the time of his election to the Sprint Board of Directors, Mr. Hance was not appointed to serve on any Board committee. On April 19, 2005, the Board of Directors appointed Mr. Hance to serve as Chairman of the Audit Committee.



















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        SPRINT CORPORATION



Date:  April 19, 2005                   By:  /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary






















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